UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2013

ORIGINOIL, INC.
(Name of registrant as specified in its charter)

Nevada (State or other jurisdiction of Incorporation or organization) 5645 West Adams Boulevard Los Angeles, California (Address of principal executive offices)	333-147980 (Commission File Number)	26-0287664 (I.R.S. Employer Identification Number) 90016 (Zip Code)

Registrant’s telephone number, including area code: (323) 939-6645

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 18, 2013, OriginOil, Inc. (the “Company”) issued original issue discount convertible promissory notes (“Notes”) to accredited investors in an aggregate principal amount of $96,666 for an aggregate purchase price of $72,500 in a private placement. In addition, the Company has an agreement in principle with an accredited investor for the purchase of an additional Note in the principal amount of $16,667 for a purchase price of $12,500 in a private placement.

The Notes provide for a one-time interest charge of 10% of the aggregate principal amount of the Notes. The Notes may be converted into shares of the Company’s common stock at a conversion price of the lesser of $0.4375 (subject to adjustment for stock splits, dividends, combinations and other similar transactions) or 70% of the average of the three lowest closing prices in the 25 trading days previous to a conversion, subject to, at the election of the Company, a conversion floor of $0.4375. If the Company elects to enforce the conversion floor it is required to make a cash payment to cover the conversion loss in an amount as set forth in the Note. The conversion floor terminates in the event the Company issues or enters into an agreement providing for the issuance of shares at a price below the conversion floor.

The Notes mature 90 days from the date of issuance. If the Company does not repay the Notes on maturity, then the maturity date shall be automatically extended for up to three further 30 day periods and an extension fee of 25% of the then outstanding principal, interest and other fees shall be added to the principal amount of the Notes at the end of each 30 day period that the Notes are still outstanding.

The Notes provide that if shares issuable upon conversion of the Notes are not timely delivered then the Company shall be subject to a penalty of $2,000 per day until share delivery is made. The Notes include customary default provisions related to payment of principal and interest and bankruptcy or creditor assignment.  In addition, it shall constitute an event of default under the Notes if the Company shall not be DTC eligible or the Company shall be delinquent in its filings with the Securities and Exchange Commission.  In the event of default under the Notes, the Company shall be required to repay a mandatory default amount in cash equal to 200% of the outstanding principal amount of the Notes plus accrued and unpaid interest and other fees due thereon and such mandatory default amount shall bear interest at 10% per annum.

The Company also granted to the purchasers of the Notes piggyback registration rights, under which the Company is required to include all shares issuable upon conversion of the Note in any future registration statement filed by the Company subject to customary exceptions. In addition, for as long as the Notes or other convertible notes in effect between the purchaser and the Company are outstanding, if the Company issues any security with terms more favorable than the terms of the Notes or a term was not similarly provided to the purchaser of the Notes, then such more favorable or additional term shall, at the purchaser’s option, become part of the Notes.

The foregoing is qualified in its entirety by the form of Note attached as Exhibit 10.1, which is incorporated herein by reference.

The securities above were offered and sold pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder since, among other things, the transactions did not involve a public offering and the securities were acquired for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated by reference into this Item 3.02.

In addition, on February 15, 2013, the Company commenced a private placement offering of up to 12,000,000 shares of common stock together with up to three series of warrants to purchase up to an aggregate of 36,000,000 shares of common stock. As of March 19, 2013, the Company sold to accredited investors and to a non-U.S. person 664,126 shares of its common stock together with one-year warrants to purchase an aggregate of 400,000 shares of its common stock and three-year warrants to purchase an aggregate of 400,000 shares of its common stock, for aggregate gross proceeds of $166,032. Each of the warrants is exercisable at a price per share of $0.25 subject to adjustment for stock splits, dividends, distributions, recapitalizations and the like.

The securities offered will not be and have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Except as set forth below, the securities above were offered and sold pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder since, among other things, the transactions did not involve a public offering and the securities were acquired for investment purposes only and not with a view to or for sale in connection with any distribution thereof.  The Company issued securities to one non- U.S. person in an offshore transaction relying on Regulation S.

Item 7.01 Regulation FD Disclosure

On March 18, 2013, the Company released a newsletter providing an update on developments related to the Company. A copy of the newsletter is attached as Exhibit 99.1.

This Current Report on Form 8-K is being furnished pursuant to Item 7.01 Regulation FD Disclosure. The information furnished, including the exhibit, is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Form of Convertible Promissory Note

99.1	Newsletter dated March 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIGINOIL, INC.

March 19, 2013	By:	/s/ T. Riggs Eckelberry
Name: T. Riggs Eckelberry
Title: Chief Executive Officer

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